QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10(t)

The Dow Chemical Company
Retiree Life Insurance Plans
for Salaried Retirees and Retirees of Certain Hourly Groups
Summary Plan Description for:

Retiree Company-Paid Life Insurance Plan
Retiree Optional Life Insurance Plan
Retiree Dependent Life Insurance Plan

Amended and Restated October 1, 2005
To be effective November 1, 2005 and thereafter until superseded

This Summary Plan Description (SPD) is updated from time to time on the Dow Intranet:

        See also the DowFriends edition that contains Choices enrollment brochures, which are published annually, for summaries of the most recent modifications to this SPD. Copies of updated SPDs can be found at the Dow Intranet address above, or by requesting a copy from the Retiree Service Center, Employee Development Center, Midland, MI 48674, telephone 800-344-0661 or 989-636-0977. Summaries of modifications may also be published from time to time in DowFriends or by separate letter.

Overview

        Three life insurance benefit plans are available to eligible Retirees and their families: Retiree Company-Paid Life Insurance Plan, Retiree Optional Life Insurance Plan and Retiree Dependent Life Insurance Plan (hereafter collectively referred to as the "Plans" or individually as "Plan"). This is the Summary Plan Description (SPD) for these plans. Different eligibility and coverage levels will apply depending on whether you are a Retired Salaried Employee or a Retired Hourly Employee. Also, there are differences among the various Hourly groups. Special rules also apply to Retired Split Dollar Participants, Post-65 Executive Life Participants and Disability Retirees.

        Chapter One applies to The Dow Chemical Company Group Life Insurance Program's Retiree Company-Paid Life Insurance Plan ("Retiree Company-Paid Life Insurance Plan"). The Retiree Company-Paid Life Insurance Plan is sponsored and administered by The Dow Chemical Company. It is part of The Dow Chemical Company Group Life Insurance Program (ERISA Plan #507). It provides group term life insurance underwritten by Metropolitan Life Insurance Company ("MetLife").

        Chapter Two applies to The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program's Retiree Optional Life Insurance Plan ("Retiree Optional Life Insurance Plan"). The Retiree Optional Life Insurance Plan is sponsored and administered by The Dow Chemical Company. Premiums are paid by the Retiree. It is part of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (ERISA Plan #515). It provides group term life insurance underwritten by MetLife.

        Chapter Three applies to The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program's Retiree Dependent Life Insurance Plan ("Retiree Dependent Life Insurance Plan"). The Retiree Dependent Life Insurance Plan is sponsored and administered by The Dow Chemical Company. It is part of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program. It provides group term life insurance underwritten by MetLife. The premium is paid by the Retiree. Coverage may be provided for eligible Dependents

        Please review the information in this SPD carefully to become familiar with your benefit plans, guidelines, rights and responsibilities. Words that are capitalized are either defined in this SPD or in the Plan Documents for The Dow Chemical Company Group Insurance Program (for the Retiree Company-Paid Life Insurance Plan) and The Dow Chemical Company Employee Paid and Dependent Life Insurance Program (for the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan). The Plan Documents include the applicable insurance policies and insurance certificates. The Plan Documents are available upon request. Contact the Plan Administrator listed in the ERISA Information section.

        References to "Dow" and "Participating Employers" are used interchangeably, and both refer collectively to The Dow Chemical Company and the subsidiaries and affiliates of The Dow Chemical Company that are authorized to participate in the Plans. The "Company" means The Dow Chemical Company.

Chapter One:
The Retiree Company-Paid Life Insurance Plan

        As of January 1, 2005, the following plans of The Dow Chemical Company Group Life Insurance Program were merged into The Dow Chemical Company Group Life Insurance Program's Retiree Company-Paid Life Insurance Plan: Michigan Hourly Retiree Company-Paid Life Insurance Plan; Texas Operations Hourly Basic Life Insurance Plan; Hampshire Hourly Retiree Company-Paid Life Insurance Plan; Hampshire Chemical Corporation Hourly Retiree Company-Paid Life Insurance Plan for Retirees Who Retired Between March 1, 1988 and January 1, 1999; Hampshire Chemical Corporation Hourly Retiree Company-Paid Life Insurance Plan (Waterloo); and ANGUS Hourly Retiree Company-Paid Life Insurance Plan. Such plans no longer exist as separate plans, but are now a part of the Retiree Company-Paid Life Insurance Plan. Effective December 31, 2005, the Dow AgroSciences LLC Life Insurance Plan was terminated, and the retiree company-paid life insurance portion of that plan was incorporated into The Dow Chemical Company Group Life Insurance Program's Retiree Company-Paid Life Insurance Plan for those who retired prior to January 1, 2006.

        The Retiree Company-Paid Life Insurance Plan is referred to in Chapter One as the "Plan".

        Section 1 applies to Retired Salaried Employees and Certain Retired Hourly Employees

        Section 2 applies to Retired Michigan Operations Hourly Employees

        Section 3 applies to Retired Texas Operations Hourly Employees who retired during a specified period

        Section 4 applies to Retired Hampshire Waterloo Hourly Employees who retired during a specified period

        Section 5 applies to Retired Hampshire Owensboro and Nashua Hourly Employees who retired during a specified period

        Section 6 applies to Disability Retirees

        Section 7 applies to Retired Split Dollar Participants

        Section 8 applies to Post-65 Executive Life Insurance Participants

        Section 9 applies to Certain Union Carbide Retirees who retired prior to February 7, 2003

        Section 10 applies to Retired Employees of Dow AgroSciences LLC who retired prior to January 1, 2006

        Section 11 through to the remaining sections of Chapter One apply to all persons eligible for coverage under the Plan

Section 1.    Retired Salaried Employees and Certain Retired Hourly Employees

  Eligibility

        Section 1 of Chapter One of this SPD does NOT apply to:

  •
  Hourly Employees who retired from Michigan Operations;

  •
  Hampshire Hourly Employees who retired from the Waterloo, NY facility on or after March 1, 1988 through December 31, 1999;

  •
  Hampshire Hourly Employees who retired from the Owensboro, KY or Nashua, NH facilities on or after March 1, 1988 through December 31, 1998;

  •
  Texas Operations Employees who retired prior to prior to January 1, 2003;

  •
  Retired Split Dollar Participants;

  •
  Post-65 Executive Life Insurance Participants; and

  •
  Union Carbide Employees who retired prior to February 7, 2003; and

  •
  Dow AgroSciences Employees who retired prior to January 1, 2006.

        Except for those populations identified above, if you are a Retiree who, on the day preceding your Retirement, was enrolled for coverage under a Company-Paid Life Insurance Plan offered under The Dow Chemical Company Group Life Insurance Program, you are eligible for the coverage described below in Coverage Amounts for Eligible Salaried and Hourly Retirees. In order to be a "Retiree", you must have been at least 50 years old with 10 or more years of Service at the time your employment with Dow terminated.

  Enrollment

        Upon Retirement, you may complete an enrollment card, with coverage effective immediately. If you want to be covered under Plan Option I at age 65, you must complete an enrollment form and return it to the Dow Benefits Center within 31 days of your Retirement. Failure to return the form within 31 days of your Retirement will result in automatic enrollment in pre-age 65 coverage and Plan Option II at age 65.

        Note:    At a later date, you may decrease your coverage option by switching from Plan Option I to Plan Option II; however, you will not be permitted to upgrade your coverage by switching from Plan Option II to Plan Option I, even with proof of insurability.

        You may waive coverage. If you want to waive coverage, you must provide written notification to the Dow Benefits Center.

  Coverage Amounts for Eligible Salaried and Hourly Retirees

  Coverage Prior to Age 65

        Until you reach age 65, you will be provided with coverage equal to one times (1x) your base annual salary at time of Retirement, rounded up to the next $1000, plus $5000. Currently, the Company pays the cost of this coverage.

  Coverage Age 65 or older

        There are two plan options available to Retirees age 65 and older. Plan Option I requires a monthly Retiree contribution. Currently, Plan Option II is provided at no cost to you.

        Plan Option I:    Beginning on the first of the month following your 65th birthday, your life insurance will equal 1x your base annual salary, rounded up to the next $1,000. At age 66, your coverage amount is reduced 20 percent (of the original amount) each year until age 68. At age 68 and beyond, your coverage amount is equal to one-half your base annual salary at time of Retirement, with minimum coverage of $10,000. The following chart summarizes the insurance coverage for Retirees electing Plan Option I:

Age	Coverage Amount
65	1x base salary at time of Retirement ($10,000 minimum)
66	80% of benefit at Retirement ($10,000 minimum)
67	60% of benefit at Retirement ($10,000 minimum)
68+	50% of benefit at Retirement ($10,000 minimum)

        Plan Option II:    Beginning on the first of the month following your 65th birthday, your life insurance will equal 1x your base annual salary, rounded up to the next $1,000. At age 66, your coverage amount is reduced 20 percent (of the original amount) each year until you reach age 70. At age 70 and beyond, Dow will provide coverage of $5,000. The following chart summarizes the insurance coverage for Retirees electing Plan Option II.

Age	Coverage Amount
65	1x base salary at time of Retirement ($5,000 minimum)
66	80% of benefit at Retirement ($5,000 minimum)
67	60% of benefit at Retirement ($5,000 minimum)
68	40% of benefit at Retirement ($5,000 minimum)
69	20% of benefit at Retirement ($5,000 minimum)
70+	$5,000

  Cost

  Prior to Age 65

        Currently, Retiree Company-Paid Life Insurance coverage is provided at no cost to you.

  Age 65 and Older

        Plan Option I:    You share the cost of coverage with Dow. Your cost is based on a rate per $1,000 of 1X coverage and is subject to change based on plan experience. Your premium payment is deducted, post-tax, from your monthly pension check. Premiums may vary from year to year. Check the Fall DowFriends issue for premium information. If you elect not to have your premium deducted from your pension check, you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

        Plan Option II:    Currently, coverage is provided at no cost to you.

Section 2.    Retired Michigan Operations Hourly Employees

  Eligibility

        If you are a Retired Michigan Operations Hourly Employee who Retired on or after June 1, 1990, and you were covered under the Company-Paid Life Insurance Plan on the day preceding your Retirement, you are eligible for the coverage described below under "Coverage Amounts for Eligible Midland/Ludington Hourly Retirees".

  Coverage Amounts for Eligible Midland/Ludington Hourly Retirees

  Prior to Age 65

        Until you reach age 65, you will be provided with coverage equal to the amount of coverage you had as an active Hourly Employee under the Company-Paid Life Insurance on the day preceding the date of your Retirement.

  Age 65 or older

        On or after your 65th birthday, your Retiree Company-Paid Life Insurance benefits will be determined by applying the appropriate percentage from the following table to the amount of your Retiree Company-Paid Life Insurance in effect the date preceding your 65th birthday, with a minimum of $5,000.

Age	Coverage Amount
65	1/2 x annual pay at time of Retirement ($5,000 minimum)
66	80% of benefit at Retirement ($5,000 minimum)
67	60% of benefit at Retirement ($5,000 minimum)
68	40% of benefit at Retirement ($5,000 minimum)
69	20% of benefit at Retirement ($5,000 minimum)
70+	$5,000

  Cost

        Currently, the Company pays the cost of this coverage.

Section 3.    Retired Texas Operations Employees

        Texas Operations Hourly Employees who Retired on or after October 1, 1992 through December 31, 2002, and had Non-Contributory coverage under The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program are eligible for $10,000 of coverage until age 65. Coverage is reduced to $5000 at age 65. Currently, the Company pays the cost of this coverage.

        Texas Operations Hourly Employees who Retired prior to October 1, 1992, have $5000 of coverage. Currently, the Company pays the cost of this coverage.

Section 4.    Retired Hampshire Waterloo Hourly Employees

        If you retired from Hampshire Chemical Corp. on or after March 1, 1988,through December 31, 1999, at age 62 or older and were represented while an active employee by the United Steelworkers of America AFL-CIO Local Union #7110, a bargaining unit of Hampshire Chemical Corp.'s Waterloo, NY facility,you have $5000 of coverage.     Currently, the Company pays the cost of this coverage.

Section 5.    Retired Hampshire Owensboro and Nashua Hourly Employees

        If you Retired from Hampshire Chemical Corp. between March 1, 1988, and January 1, 1999, and had five or more years of service with W.R. Grace Company and/or Hampshire Chemical Corp. and were represented while an active employee by either the International Brotherhood of Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and Helpers (AFL-CIO) Local Lodge 727 (a bargaining unit at Hampshire Chemical Corp.'s Owensboro, Kentucky facility) or the International Chemical Workers Union Council/UFCW, Local No. 952-C (a bargaining unit at Hampshire Chemical Corp.'s Nashua, New Hampshire facility), you are eligible for the coverage described below in Coverage Amounts for Eligible Hampshire Owensboro and Nashua Hourly Retirees.

  Coverage Amounts for Eligible Hampshire Owensboro and Nashua Hourly Retirees.

        If you are an eligible Retiree who was represented by the International Brotherhood of Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and Helpers (AFL-CIO) Local Lodge 727 (a bargaining unit at Hampshire Chemical Corp.'s Owensboro, Kentucky facility) while you were an active Employee, your coverage is $6000.

        If you are an eligible Retiree who was represented by the International Chemical Workers Union Council/UFCW, Local No. 952-C (a bargaining unit at Hampshire Chemical Corp.'s Nashua, New Hampshire facility) while you were an active Employee, your coverage is $5000.

  Cost

        Currently, the Company pays the cost of this coverage.

Section 6.    Disability Retirees

        If you are receiving a "disability retirement benefit" from the Dow Employees' Pension Plan ("DEPP"), as defined under DEPP, and are not a former Texas Operations Hourly Employee who retired prior to January 1, 2003, and you were covered under The Dow Chemical Company Company-Paid Life and/or Employee-Paid Life Insurance Plans on the day preceding your Retirement, you are eligible for the coverage described below in Coverage Amounts for Disability Retirees. If you are receiving disability retirement payments from the Union Carbide Employees' Pension Plan ("UCEPP") and retired on or after February 7, 2003, you are also eligible for the coverage described below in Coverage Amounts for Disability Retirees.

        If you are a former Texas Operations Hourly Employee who retired prior to January 1, 2003 receiving a "disability retirement benefit" from the Dow Employees' Pension Plan ("DEPP"), as defined under DEPP, and you were covered under the Texas Operations Hourly Contributory Optional Life Insurance Plan coverage on the day preceding your Retirement, you are eligible for coverage as described below in Coverage Amounts for Texas Operations Hourly Disability Retirees.

  Coverage Amounts for Disability Retirees

  Pre-65 coverage.

        If you are a Retiree who is receiving a "disability retirement benefit" from DEPP, as defined under DEPP, you will be provided with Retiree Company-Paid Life coverage equal to the coverage you had as an active employee. Until age 65, additional coverage equal to 1/2x or 1x your base annual pay at Retirement, rounded up to the next $1000, is provided if you were previously enrolled for at least that amount of Employee-Paid Life coverage as an active employee. Coverage is contingent on you continuing to meet the requirements to receive disability retirement benefits from DEPP or UCEPP. If your DEPP disability retirement effective date is prior to January 1, 2006 (or your UCEPP disability retirement effective date is on or after February 7, 2003 and prior to January 1, 2006), this additional coverage is currently provided at no cost to you.

  Age 65 and older.

        If you are: (1) a disability retiree under DEPP or UCEPP, and (2) your DEPP disability retirement effective date is prior to January 1, 2006 (or your UCEPP disability retirement effective date is on or after February 7, 2003 and prior to January 1, 2006), and (3) you are not a Texas Operations Hourly Employee who began receiving Disability Retirement from DEPP prior to January 1, 2003, and (4) you were covered under the Dow Company-Paid Life Insurance Plan on the day preceding your Retirement, then you are covered under Plan Option I if you enrolled for Option I at time of Retirement. Coverage is contingent on you continuing to meet the requirements to receive disability retirement benefits from DEPP or UCEPP. Currently, this coverage is provided at no cost to you.

  Coverage Amounts for Texas Operations Hourly Disability Retirees

        If you are a former Texas Operations Hourly Employee who began receiving a "disability retirement benefit" prior to January 1, 2003 from the DEPP, as defined under DEPP, you will be provided the following coverage, provided you were enrolled in an amount equal to or greater than $30,000 under the Texas Operations Hourly Contributory Optional Life Insurance Plan on the day preceding your Retirement. Currently, this coverage is provided at no cost to you.

Age	Coverage Amount
Prior to age 65	$30,000
65	$25,000
66	$20,000
67	$15,000
68+	$10,000

Section 7.    Retired Split Dollar Participants

        A "Retired Split Dollar Participant" is eligible for the coverage described below in Coverage Amount for Eligible Split Dollar Retirees. A "Retired Split Dollar Participant" is defined as a person who meets the requirements of one of the following:

  i.
  A person who: (a) was a Retiree on or before September 30, 2003, and (b) was enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan on or before September 30, 2003, and (c) signed a waiver of all his or her rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between him or her and The Dow Chemical Company; or

  ii.
  A person who: (a) was a Retiree on or before October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2003, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2003, and (d) whose coverage level under the Union Carbide Executive Life Insurance Plan just prior to termination of the Agreement and Collateral Assignment was two times his or her annual salary, for which he or she had to pay a premium; or

  iii.
  A person who: (a) was an active Employee on September 30, 2002, and (b) was enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan on September 30, 2002, and (c) signed a waiver of all his or her rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between him or her and The Dow Chemical Company, and (d) on the day preceding his or her Retirement, was covered under the Company-Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (e) is now a Retiree; or

  iv.
  A person who: (a) was an active Employee on or before October 31, 2002, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2002, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2002, and (d) on the day preceding his or her Retirement, was covered under the Company-Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (e) is now a Retiree; or

  v.
  A person who: (a) was an active Employee on October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2003, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2003, and (d) whose coverage level under the Union Carbide Executive Life Insurance Plan just prior to termination of the Agreement and Collateral Assignment was two times his or her annual salary, for which he or she had to pay a premium, and (e) on the day preceding his or her Retirement, was covered under the Company-Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (f) is now a Retiree; or

  vi.
  A person who: (a) is V5 or above, and (b) is now a Retiree, and (c) for whom the Director of Global Benefits of The Dow Chemical Company has, on a date after January 1, 2004, approved to receive the same Retiree Company-Paid Life Insurance Plan benefits as those persons described in (i) through (vi) above: or

  vii.
  A person who: (a) was a Retiree on or before October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2005, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2005, and (d) whose coverage level under the Union Carbide Executive Life Insurance Plan just prior to termination of the Agreement and Collateral Assignment was two times his or her annual salary, for which he or she had to pay a premium, or

  viii.
  A person who is not described in vii above, and (a) was a Retiree on or before October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2005, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2005. For purposes of the Plan, "1X" means either 1 times your final annual salary at Union Carbide or 40% of your final annual salary at Union Carbide, or 2 times your final annual salary at Union Carbide, depending on the amount of coverage you had under the Union Carbide Corporaton Executive Life Insurance Plan on October 31, 2005.

  Enrollment

        Retired Split Dollar Participants who were active Employees at the time their split dollar agreement was terminated, are required to submit an enrollment form at the time they Retire. Failure to return the form within 31 days of Retirement will result in automatic enrollment at the same coverage level you had as an active Employee under Company-Paid Life Insurance (1x coverage).

  Coverage Amount for Eligible Split Dollar Retirees

        Except for a person described in Section 7(viii), a Retired Split Dollar Participant has 1 times (1x) his or her final annual salary at the time of Retirement, which will continue until death. However, if you elect to waive this special 1x coverage, you will not be allowed to re-enroll in the future. With respect to a person described in Section 7 (viii), a Retired Split Dollar Participant has an amount of coverage equal to 1x, as defined in Section 7 (viii).

  Cost

        Currently, the Company pays the cost of this coverage.

Section 8.    Post-65 Executive Life Insurance Participants

        A "Post-65 Executive Life Insurance Participant" is a person who was notified prior to 1989 of their eligibility for Post-65 Executive Life Insurance, who subsequently retired and completed a Post-65 Executive Life Insurance election form, and did not later enroll in The Dow Chemical Company Executive Split Dollar Life Insurance Plan.

  Enrollment

        Post-65 Executive Life Insurance Coverage is closed to new enrollments.

  Coverage Amount for Post-65 Executive Life Insurance Participants

        Effective with their 65th birthday, a Post-65 Executive Life Insurance Participant has coverage equal to two times (2x) their final pay up to a maximum of two million dollars. This coverage will continue until death, as long as the required premiums are paid.

  Cost

        Currently, the cost of this coverage is shared by the Retiree and the Company. The Retiree's contribution, which is based on 1x of coverage is currently $1.62 per thousand. Premiums are subject to change. If your premiums are not automatically deducted from payments from the Dow Employees' Pension Plan ("DEPP"), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

  End of Coverage

        You will retain a one-time option to discontinue coverage under this program and obtain coverage applicable to a Retiree of like age under the Retiree Company-Paid Life Insurance Plan described under Section 1. However, there will be no refund of premiums paid under the Post-65 Executive Life Insurance program.

Section 9.    Retired Union Carbide Employees

        If you Retired prior to February 7, 2003, you are covered under The Dow Chemical Company Group Life Insurance Program's Union Carbide Subsidiary Basic Life Insurance Plan. You are not eligible for coverage under The Dow Chemical Company Group Life Insurance Program's Company-Paid Life Insurance Plan.

Section 10.    Retired Dow AgroSciences Employees

        If you retired prior to January 1, 2006 under the Dow AgroSciences LLC pension plan, you are eligible for coverage equal to one times (1x) your annual base salary at time of retirement, rounded up to the next $1000, until you reach age 66. At age 66, coverage will decrease 20% each year until you either reach age 70 or until the coverage amount is reduced to $10,000, whichever occurs first.

  Enrollment

        Coverage for Retired Dow AgroSciences Employees under this section is closed to new enrollments.

  Cost

        Currently, the Company pays the cost of this coverage.

Section 11.    General Eligibility Information

        Check the Plan Document, which addresses unusual situations, such as mergers and acquisitions, for additional eligible retiree populations.

        The Plan Administrator determines eligibility. The Plan Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determination by the Plan Administrator are final and binding on Participants.

        If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

Section 12.    Reporting Imputed Income

        Except for Retired Split Dollar Participants and Post-65 Executive Life Insurance Participants, the Internal Revenue Code allows the cost for the first $50,000 of Retiree Company-Paid Life Insurance Plan coverage to be excluded from taxable income. Any imputed income resulting from your life insurance coverage will be reported to the IRS along with your annual pension income information.

        The imputed income is determined based on a Uniform Premium Table established by the federal government.

        If you are a retired Michigan Operations Hourly Employee,  , the cost of your combined Company-Paid Life and Employee-Paid Life in excess of $50,000 is taxable income and is determined based on the Uniform Premium Table established by the federal government.

Section 13.    Naming Your Beneficiary

        You designate your beneficiary when you Retire by completing the beneficiary designation section of your enrollment card. If you wish to name more than one beneficiary, you must also indicate the percentage of your benefit that each beneficiary is to receive.

        If you do not name a beneficiary, your Retiree Company-Paid Life Insurance benefit will be paid to the person you designated under the active employee Company-Paid Life Insurance Plan. If there is no beneficiary designated under that plan, the default beneficiary is your estate. Your failure to designate a beneficiary may delay the payment of funds.

        If you wish to change your beneficiary designation, complete a new beneficiary form, available from the Dow Benefits Center. A life event (such as marriage/domestic partnership, divorce/termination of domestic partnership, etc.) may signal a need to change your beneficiary. Beneficiary changes are not effective until the date received by the Dow Benefits Center, and are subject to the approval of MetLife.

        All beneficiary designations must conform to MetLife's administrative requirements. Your beneficiary designation may be returned to you for you to make changes to it if it does not conform to MetLife's requirements. Beneficiary designations are not effective until MetLife has determined that they conform to MetLife's requirements.

Section 14.    Benefit Payment

        In the event of your death, your beneficiary should contact the Retiree Service Center and present a certified copy of your death certificate. See Claims Procedures Appendix of this SPD.

Section 15.    Accelerated Benefit Option (ABO)

        Under the Accelerated Benefit Option, if you have been diagnosed as having a terminal illness, you may receive a portion of your Retiree Company-Paid Life Insurance and Retiree Optional Life Insurance benefits before death. Having access to life proceeds at this important time could help ease financial and emotional burdens. In order to use ABO, you must be covered for at least $10,000 from your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance. You may receive an accelerated benefit of up to 50 percent (minimum $5,000 and maximum $250,000) of your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance if, as a result of an injury or sickness you are diagnosed as terminally ill, with six months or less to live, and from which there is no reasonable prospect of recovery. A claim form can be obtained from the Dow Benefits Center and must be completed and returned for evaluation and approval by MetLife.

Section 16.    Funding

        The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company ("MetLife").

        Except for Plan Option I, the Participating Employers currently pay the entire cost of the Retiree Company-Paid Life Insurance Plan. For Plan Option I, the Retiree and the Participating Employer share the cost. The insurance carrier underwriting the Plans may combine the experience for the policy with other policies held by Dow. This means that the costs of these coverages may be determined on a combined basis, and the costs accumulated from year to year. Favorable experience under one ore more coverages in a particular year may offset unfavorable experience on other coverages in the same year or offset unfavorable experience of coverages in prior years. Policy dividends declared by the insurer for the Retiree Company-Paid Life Insurance Plan attributable to Dow's premiums are used to reduce Dow's cost for the coverage in the same and prior years.

Section 17.    Your Rights

        You have certain rights under the Plan and are entitled to certain information by law. Be sure to review the Filing a Claim section, Appealing a Denial of Claims section, Fraud Against the Plan section, Grievance Procedure section, Your Legal Rights section, Welfare Benefits section, the Company's Right to Amend, Modify and Terminate the Plans section, Disposition of Plan Assets if the Plan is Terminated section, For More Information section, Important Note section and ERISA Information section at the end of this SPD.

Section 18.    Converting to an Individual Policy

        Whenever your coverage decreases under this Plan, you are eligible to convert the amount of coverage you are losing to an individual non-term life insurance policy through MetLife, Inc. without proof of insurability. You must file a conversion application with MetLife and make the required premium payment to MetLife within 31 days of the date your Dow coverage is lost or decreases. Contact the Dow Retiree Service Center to obtain a form for converting your coverage. Once you have obtained the form, contact the MetLife Conversion Group at 1-800-MET-LIFE or 1-800-638-5433 to file your form, or to obtain further information.

        The cost of this individual coverage will probably be significantly higher than your group plan. Although not required, providing proof of insurability may help reduce your cost.

Chapter Two:
Retiree Optional Life Insurance Plan

        As of January 1, 2005, the following plans were merged into the Retiree Optional Life Insurance Plan: The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program's Retiree Optional Life Insurance Plan; Hampshire Chemical Corporation Hourly Optional Group Life Insurance Program's Pre-65 Retiree Optional Life Insurance Plan; Hampshire Chemical Corporation Hourly Optional Group Life Insurance Program's Retiree Optional Life Insurance plan (Waterloo); and ANGUS Chemical Company Hourly Optional Group Life Insurance Program's Pre-65 Retiree Optional Life Insurance Plan. Such plans no longer exist as separate plans, but are now a part of the Retiree Optional Life Insurance Plan. Effective December 31, 2005, the Dow AgroSciences LLC Life Insurance Plan was terminated, and the optional retiree life insurance portion of that plan was incorporated into The Dow Chemical Company Group Life Insurance Program's Retiree Optional Life Insurance Plan for those who retired prior to January 1, 2006.

        The Retiree Optional Life Insurance Plan is referred to in Chapter Two as the "Plan".

        Section 1 applies to Retired Salaried Employees and Certain Retired Hourly Employees

        Section 2 applies to Retired Texas Operations Hourly Employees who retired during a specified period

        Section 3 applies to Retired Hampshire Waterloo Hourly Employees who retired during a specified period

        Section 4 applies to Disability Retirees

        Section 5 applies to Retired Split Dollar Participants

        Section 6 applies to Certain Union Carbide Retirees who retired prior to February 7, 2003

        Section 7 applies to Retired Employees of Dow AgroSciences LLC who retired prior to January 1, 2006

        Section 8 through to the remaining sections of Chapter Two apply to all persons eligible for coverage under the Plan

Section 1.    Retired Salaried Employees and Certain Retired Hourly Employees

  Eligibility

        Section 1 of Chapter Two of this SPD does NOT apply to:

  •
  Hourly Employees who retired from Michigan Operations;

  •
  Hampshire Hourly Employees who retired from the Waterloo, NY facility on or after March 1, 1988 through December 31, 1999;

  •
  Hampshire Hourly Employees who retired from the Owensboro, KY or Nashua, NH facilities on or after March 1, 1988 through December 31, 1998;

  •
  Texas Operations Employees who retired prior to prior to January 1, 2003;

  •
  Retired Split Dollar Participants;

  •
  Union Carbide Employees who retired prior to February 7, 2003;

  •
  Dow AgroSciences employees who retired prior to January 1, 2006.

        Except for those populations identified above, if you are a Retiree who is less than age 65 and, on the day preceding your Retirement, you were enrolled for coverage under an Employee-Paid Life Insurance Plan sponsored by a Participating Employer, you are eligible for the coverage described below in Optional Coverage Amounts for Eligible Salaried and Hourly Retirees without proof of insurability. If you were not previously enrolled, proof of insurability is required. In order to be a "Retiree", you must have had at least 50 years old with 10 or more years of Service at the time your employment with Dow terminated.

  Enrollment

        If you were previously enrolled for Employee-Paid Life Insurance as an active Employee, you may complete an enrollment form upon Retirement, with coverage effective immediately under the Retiree Optional Coverage. You must complete an enrollment form and return it to the Retiree Service Center within 31 days of your Retirement. Failure to return the form within 31 days of your Retirement will result in waiver of your coverage.

        If you were not previously enrolled, you must provide proof of insurability. This proof may require a physical examination, at your expense.

        You may decrease or cancel your coverage at any time by completing a new enrollment card and returning it to the Retiree Service Center office.

        If you wish to enroll at a later date or increase your coverage amount, proof of insurability will be required.

  Optional Coverage Amounts and Costs for Eligible Salaried and Hourly Retirees

        You may purchase coverage equal to either 1/2x or 1x your base annual salary at Retirement, rounded up to the next $1,000, if you were previously enrolled for at least that amount of coverage as an active employee. Pre-65 Retiree Optional rates are age-related rates. Premium information is communicated in the annual Choices U.S. Retiree Benefits Enrollment Booklet, and periodically in DowFriends. Premiums are subject to change. If your premiums are not automatically deducted from payments from the Dow Employees' Pension Plan ("DEPP") or the Union Carbide Employees' Pension Plan ("UCEPP"), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

        If you were previously enrolled for a lesser amount, proof of insurability will be required. In any case, the maximum coverage available is 1x, rounded up to the next $1,000.

  End of Coverage

        Coverage ends at the end of the month in which you reach age 65. Coverage ends earlier than age 65 if you cancel coverage or fail to pay the required premiums.

Section 2.    Retired Texas Operations Employees

  Retired October 1, 1992 through December 31, 2002

        Texas Operations Hourly Employees who Retired on or after October 1, 1992 through December 31, 2002, and were enrolled on the day preceding their Retirement in the Optional Life Insurance Plan of The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program are eligible for the coverage. Coverage may be purchased if you carried an amount equal to or greater than $30,000 prior to age 65. You have the option of purchasing $25,000 beginning on the first of the month following your 65th birthday. The amount of insurance is reduced each year with the minimum amount at age 68 of $10,000.

Age 65	$25,000
Age 66	$20,000
Age 67	$15,000
Age 68 & After	$10,000

        Your premium for Retiree Optional Life Insurance is based on the amount of coverage you select. Your premiums are deducted post-tax from your monthly pension check. Premiums are subject to change. Premium changes are published in DowFriends. If your premiums are not automatically deducted from pension payments from the Dow Employees' Pension Plan (DEPP), formerly known as the Dow Employee Retirement Plan (ERP), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

  Retired May 18, 1984 through November 30, 1991

        Texas Operations Hourly Employees who Retired on or after May 18, 1984 through November 30, 1991, and were enrolled, on the day preceding their Retirement, in the Optional Life Insurance Plan of The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program are eligible for the coverage. Coverage may be purchased for half the amount of coverage you had as an active Employee under the Optional Contributory plan, up to $25,000 until age 65. Eligibility for coverage ends at age 65, and is subject to continuous coverage.

        Your premium for Retiree Optional Life Insurance is based on the amount of coverage you select. Your premiums are deducted post-tax from your monthly pension check. Premiums are subject to change. Premium changes are published in DowFriends. If your premiums are not automatically deducted from pension payments from the Dow Employees' Pension Plan (DEPP), formerly known as the Dow Employee Retirement Plan (ERP), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

Section 3.    Retired Hampshire Waterloo Hourly Employees

        If you retired from Hampshire Chemical Corp. on or after March 1, 1988,through December 31, 1999, at age 55 or older and were represented while an active employee by the United Steelworkers of America AFL-CIO Local Union #7110, a bargaining unit of Hampshire Chemical Corp.'s Waterloo, NY facility, and you were enrolled in Hampshire Chemical Corp. supplemental employee paid life insurance coverage on the day preceding your retirement, you are eligible for the amount of optional life insurance you had on the day preceding your retirement, ie., $2500, $5000, $7500, or $13,000. You are required to pay the premiums. Premiums are subject to change. Changes to premiums are published in DowFriends. If your premiums are not automatically deducted from payments from your pension, you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

Section 4.    Disability Retirees

        If you are receiving a "disability retirement benefit" from DEPP, as defined under DEPP, and you are not a former Texas Operations Hourly Employee, and you were covered under The Dow Chemical Company Employee-Paid Life Insurance Plan on the day preceding your Retirement, and your disability retirement effective date is on or after January 1, 2006, you are eligible for the coverage described below in Coverage Amounts for Disability Retirees.

        If you are receiving a "disability retirement benefit" from UCEPP, as defined under UCEPP, and your disability retirement effective date is on or after January 1, 2006, and you were covered under The Dow Chemical Company Employee-Paid Life Insurance Plan on the day preceding your Retirement, you are also eligible for the coverage described below in Coverage Amounts for Disability Retirees.

  Coverage Amounts for Disability Retirees

  Pre-65 coverage.

        Effective January 1, 2006, if you are a disability retiree under DEPP or UCEPP, and your disability retirement effective date is on or after January 1, 2006, your eligibility, coverage amounts and costs are the same as Retirees who are not receiving a "disability retirement benefit" under DEPP or UCEPP.

  Age 65 and older.

        Effective January 1, 2006, if you are a disability retiree under DEPP or UCEPP, and your disability retirement effective date is on or after January 1, 2006, your eligibility, coverage amounts and costs are the same as Retirees who are not receiving a Disability Retirement under DEPP or UCEPP.

Section 5.    Retired Split Dollar Participants

        Except for those described in Section 7 (viii) of Chapter One: Company Paid Life Insurance Plan in this SPD, Retired Split Dollar Participants are eligible for 1x Split Dollar Equivalent Coverage if they elected to purchase the 1x Employee-paid or Retiree-paid split dollar replacement coverage ("1x Split Dollar Equivalent Coverage") at the time it was offered to them when their split dollar agreements were terminated, and they continue to pay the premiums for that coverage. For the definition of "Retired Split Dollar Participants" see Chapter One of this SPD, Section 7 entitled Retired Split Dollar Participants. Retired Split Dollar Participants described in Section 7(viii) of Chapter One are not eligible for coverage under the Retiree Optional Life Insurance Plan.

        The Plan Administrator determines eligibility. The Plan Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determination by the Plan Administrator are final and binding on Participants.

        If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

  Enrollment

        If you are a Retired Split Dollar Participant who was an active Employee at the time your split dollar agreement was terminated, and you are paying premiums for the 1x Split Dollar Equivalent Coverage, you are required to submit an enrollment form at the time you Retire if you wish to continue the 1x Split Dollar Equivalent Coverage as a Retiree. Failure to return the form within 31 days of your Retirement will result in automatic enrollment in the 1x Split Dollar Equivalent Coverage. If you waived the 1x Split Dollar Equivalent Coverage at the time your split dollar agreement was terminated, or if such coverage was waived or cancelled after your split dollar agreement was terminated, you may not subsequently enroll for such coverage at any time.

  Costs

        You pay the premium for coverage. The cost for coverage is subject to change, according to Plan experience. Premiums are subject to change. If your premiums are not automatically deducted from payments from the Dow Employees' Pension Plan ("DEPP") or the Union Carbide Employees' Pension Plan ("UCEPP"), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

  Coverage Levels

        Coverage is 1x of your final annual salary rounded up to the next $1,000.

  End of Coverage

        1x Split Dollar Equivalent Coverage ends if you cancel coverage or fail to pay the required premiums.

Section 6.    Retired Union Carbide Employees

        If you Retired prior to February 7, 2003, you are covered under The Dow Chemical Company Group Life Insurance Program's Union Carbide Subsidiary Basic Life Insurance Plan. You are not eligible for coverage under the Retiree Optional Life Insurance Plan.

Section 7.    Retired Dow AgroSciences Employees

        If you Retired prior to January 1, 2006 under the Dow AgroSciences LLC pension plan and if you were enrolled in supplemental coverage (1x, 2x, 3x, or 4x) under the Dow AgroSciences LLC Life Insurance Plan as an active Employee on the day preceding your retirement, you may purchase supplemental life insurance coverage equal to one times your annual base salary at the time of your Retirement.    You are required to pay the premiums. Premiums are age-related and subject to change. Changes to premiums are published in DowFriends. If your premiums are not automatically deducted from payments from your pension, you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

        Coverage ends at the end of the month in which you reach age 65. Coverage ends earlier than age 65 if you cancel coverage or fail to pay the required premiums.

Section 8.    General Eligibility Information

        Check the Plan Document, which addresses unusual situations, such as mergers and acquisitions, for additional eligible retiree populations.

        The Plan Administrator determines eligibility. The Plan Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determination by the Plan Administrator are final and binding on Participants.

        If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

Section 9.    Naming Your Beneficiary

        You designate your beneficiary when you Retire by completing the beneficiary designation section of your enrollment card. If you wish to name more than one beneficiary, you must also indicate the percentage of your benefit that each beneficiary is to receive.

        If you do not name a beneficiary, your Retiree Optional Life Insurance benefit will be paid to the beneficiary you designated when you were an active Employee under the Employee-Paid Life Insurance Plan. If you did not designate a beneficiary under the Employee-Paid Life Insurance Plan, then the Retiree Optional Life Insurance benefit will be paid to the beneficiary you designated under the Retiree Company-Paid Life Insurance Plan. If you did not name a beneficiary under the Retiree Company-Paid Life Insurance Plan, your Retiree Optional Life Insurance benefit will be paid to the beneficiary you designated under the active employee Company-Paid Life Insurance Plan. If you did not name a beneficiary under the active employee Company-Paid Life Insurance Plan, the default beneficiary designation is your estate. Your failure to designate a beneficiary may delay the payment of funds.

        If you wish to change your beneficiary designation, complete a new beneficiary form, available from your Retiree Service Center office. A life event (such as Marriage/Domestic Partnership, divorce/termination of Domestic Partnership, etc.) may signal a need to change your beneficiary. Beneficiary changes are not effective until the date received by the Retiree Service Center, and are subject to the approval of MetLife.

        All beneficiary designations must conform to MetLife's administrative requirements. Your beneficiary designation may be returned to you for you to make changes to it if it does not conform to MetLife's requirements. Beneficiary designations are not effective until MetLife has determined that they conform to MetLife's requirements.

Section 10.    Benefit Payment

        In the event of your death, your beneficiary should contact the Retiree Service Center. A certified death certificate must be provided to MetLife to disburse the life insurance proceeds. See Claims Procedures Appendix of this SPD. Contact the Retiree Service Center at 1-800-344-0661.

Section 11.    Accelerated Benefit Option (ABO)

        Under the Accelerated Benefit Option, if you have been diagnosed as having a terminal illness, you may receive a portion of your Retiree Company-Paid Life Insurance and Retiree Optional Life Insurance benefits before death. Having access to life proceeds at this important time could help ease financial and emotional burdens. In order to use ABO, you must be covered for at least $10,000 from your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance. You may receive an accelerated benefit of up to 50 percent (minimum $5,000 and maximum $250,000) of your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance if, as a result of an injury or sickness you are diagnosed as terminally ill, with six months or less to live, and from which there is no reasonable prospect of recovery. A claim form can be obtained from the Retiree Service Center and must be completed and returned for evaluation and approval by MetLife.

Section 12.    Funding

        The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company ("MetLife").

        Retirees pay the entire premium for coverage. The benefits under the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan are not combined for experience with the other insurance coverages. Favorable experience under this insurance coverage in a particular year may offset unfavorable experience in prior years. It is not anticipated that there will be any future dividends declared for the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan based on the manner in which the insurer has determined the premium rates.

  Joint Insurance Arrangement

        Dorinco Reinsurance Company (Dorinco) and MetLife have entered into an arrangement that has been approved by the U.S. Department of Labor in DOL Opinion Letter 97-24A. Under this arrangement, MetLife has or will write the coverage for the Plan, and Dorinco will assume a percentage of the risk. Under the insurance arrangement between MetLife and Dorinco, MetLife and Dorinco will each be liable to pay the agreed upon percentage of each death benefit claim in respect of a Plan Participant. When a claim for benefits is approved, Dorinco will transfer its percentage of each death benefit claim to Metropolitan. MetLife will then pay the full amount of the claim. If MetLife is financially unable to pay the portion of the claim, Dorinco will be obligated to pay the full amount of the claim directly. Similarly, if Dorinco is financially unable to pay its designated percentage of a particular claim, MetLife will be obligated to pay the entire amount of the claim. Neither MetLife nor Dorinco will charge the Plan any administrative fees, commissions or other consideration as a result of the participation of Dorinco. This joint insurance arrangement does not apply to coverage for Retired Hourly Employees who were employed at Michigan Operations.

Section 13.    Your Rights

        You have certain rights under the Retiree Optional Life Insurance Plan and are entitled to certain information by law. Be sure to review the Filing a Claim section, Appealing a Denial of Claims section, Fraud Against the Plan section, Grievance Procedure section, Your Legal Rights section, Welfare Benefits section, Company's Right to Amend, Modify, and Terminate the Plans section, Disposition of Plan Assets if the Plan is Terminated section, For More Information section, Important Note section and ERISA Information section at the end of this SPD.

Section 14.    Converting to an Individual Policy

        Whenever your coverage decreases under this Plan, you are eligible to convert the amount of coverage you are losing to an individual non-term life insurance policy through MetLife, Inc. without proof of insurability. You must file a conversion application with MetLife and make the required premium payment to MetLife within 31 days of the date your Dow coverage is lost or decreases. Contact the Dow Retiree Service Center to obtain a form for converting your coverage. Once you have obtained the form, contact the MetLife Conversion Group at 1-800-MET-LIFE or 1-800-638-5433 to file your form, or to obtain further information.

        The cost of this individual coverage will probably be significantly higher than your group plan. Although not required, providing proof of insurability may help reduce your cost.

Chapter Three:
Retiree Dependent Life Insurance Plan

        As of January 1, 2005, the following plans were merged into the Retiree Dependent Life Insurance Plan: The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program's Retiree Dependent Life Insurance Plan; Hampshire Chemical Corporation Hourly Optional Group Life Insurance Program's Retiree Dependent Life Insurance Plan; and ANGUS Chemical Company Hourly Optional Group Life Insurance Program's Retiree Dependent Life Insurance Plan. Such plans no longer exist as separate plans, but are now a part of the Retiree Dependent Life Insurance Plan.

        The Retiree Dependent Life Insurance Plan is referred to in Chapter Three as the "Plan".

        Section 1 applies to Retired Salaried Employees and Certain Retired Hourly Employees

        Section 2 through to the remaining sections of Chapter Three apply to all persons eligible for coverage under the Plan

Section 1.    Retired Salaried Employees and Certain Retired Hourly Employees

  Eligibility

        Section 1 of Chapter Two of this SPD does NOT apply to:

  •
  Hampshire Hourly Employees who retired from the Waterloo, NY facility on or after March 1, 1988 through December 31, 1999;

  •
  Hampshire Hourly Employees who retired from the Owensboro, KY or Nashua, NH facilities on or after    March 1, 1988 through December 31, 1998;

  •
  Hourly Employees who retired from Michigan Operations;

  •
  Texas Hourly Employees who retired prior to October 1, 1989; and

  •
  Union Carbide Employees who retired prior to February 7, 2003.

  •
  Dow AgroSciences Employees who retired prior to January 1, 2006.

        Except for those populations identified above, if you are a Retiree who, on the day preceding Retirement, was enrolled as an active Employee in a Dependent Life Insurance Plan sponsored by a Participating Employer, you are eligible for continued coverage for your Spouse of Record/Domestic Partner of Record and/or Dependent children who were covered under the active employee plan. In order to be a "Retiree", you must have been at least 50 years old with 10 or more years of Service at the time your employment with Dow terminated.

        If your Spouse of Record/Domestic Partner of Record is eligible to participate in any dependent life insurance plan sponsored by a Participating Employer, either as a Dow Employee or Retiree, each of you may insure the other but only one of you may enroll for coverage for your dependent children. Double coverage is not allowed.

        See Section 3 entitled Dependent Eligibility for who may be covered as a Dependent.

  Enrollment

        If you were previously enrolled for Dependent Life Insurance, complete the Dependent Life Insurance section of the Retiree enrollment form. Your continuation coverage will be effective immediately. You must complete the enrollment form and return it to the Retiree Service Center within 31 days of your Retirement. Failure to return the form within 31 days of your Retirement will result in waiver of coverage.

        If you waive coverage when you Retire, you waive all future rights to participate in the Retiree Dependent Life Insurance Plan.

  Dependent Coverage Amounts for Eligible Salaried and Hourly Retirees

        Spouse of Record/Domestic Partner of Record:    If your Spouse of Record/Domestic Partner of Record was covered under your Dependent Life Insurance Plan on the day preceding your Retirement, you may continue coverage equal to $5,000.

        Dependent Children:    For any Dependent child who was covered under your Dependent Life Insurance Plan on the day preceding your Retirement, you may continue coverage equal to $1,000, as long as he or she continues to meet eligibility requirements.

  Cost

        You pay the premium for coverage. Your premium for Retiree Dependent Life Insurance is based on the option that you select. The cost for coverage is subject to change, according to Plan experience. Premiums are subject to change. If your premiums are not automatically deducted from payments from the Dow Employees' Pension Plan (DEPP) or the Union Carbide Employees' Pension Plan ("UCEPP"), you must pay your premium within 31days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

Section 2.    General Eligibility Information

        If you do not meet the above eligibility criteria, check the Plan Document for additional eligible retiree populations.

        The Plan Administrator determines eligibility. The Plan Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determination by the Plan Administrator are final and binding on Participants.

        If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

Section 3.    Dependent Eligibility

        You may purchase coverage on the life of your Spouse of Record/Domestic Partner of Record and/or the life of your Dependent child or Dependent children. A Dependent child is defined as a child that is principally supported by you, is at least 15 days of age, and is:

  •
  A natural or legally adopted child;

  •
  A child of your Spouse or Domestic Partner permanently residing in your household; or

  •
  A child for whom you or your Spouse of Record/Domestic Partner of Record are the legal guardian, supported solely by you and permanently residing in your household.

        Generally, a child is NOT a Dependent if he or she is:

  •
  Married. Coverage as a Dependent child ends on the date of Marriage/Domestic Partnership and may not be reinstated even if the Marriage/Domestic Partnership is terminated.

  •
  Age 25 years or older, unless the dependent relationship continues because of a physical or mental handicapping condition. Contact your Retiree Service Center office if this applies to you.

  •
  Employed full-time.

  •
  Already covered as a dependent of another Dow Employee or Dow Retiree.

        A Dependent Spouse, Domestic Partner, or child is not eligible if he or she resides outside the United States and Canada, or is in the military.

Section 4.    Beneficiary Designation

        You are the beneficiary of the Retiree Dependent Life Insurance Plan. This cannot be changed.

        The benefits will be paid to you if you survive the Dependent. The benefits will be paid to your estate if:

  a.
  that Dependent dies at the same time your death occurs; or

  b.
  that Dependent dies within 24 hours of your death.

        In any other instance where you do not survive your Dependent, the benefits will be paid to the Dependent's estate.

Section 5.    Benefit Payment

        In the event of the death of your Spouse of Record/Domestic Partner of Record or Dependent child, contact the Retiree Service Center and present a certified copy of your death certificate of your Dependent. See Claims Procedures Appendix of this SPD. Your benefit will be paid in a lump sum.

Section 6.    Funding

        Retirees pay the entire premium for coverage. The benefits under the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan are not combined for experience with the other insurance coverages. Favorable experience under this insurance coverage in a particular year may offset unfavorable experience in prior years. It is not anticipated that there will be any future dividends declared for the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan based on the manner in which the insurer has determined the premium rates.

Section 7.    Joint Insurance Arrangement

        Dorinco Reinsurance Company (Dorinco) and MetLife have entered into an arrangement that has been approved by the U.S. Department of Labor in DOL Opinion Letter 97-24A. Under this arrangement, MetLife has or will write the coverage for the Plan, and Dorinco will assume a percentage of the risk. Under the insurance arrangement between MetLife and Dorinco, MetLife and Dorinco will each be liable to pay the agreed upon percentage of each death benefit claim in respect of a Plan Participant. When a claim for benefits is approved, Dorinco will transfer its percentage of each death benefit claim to MetLife. MetLife will then pay the full amount of the claim. If MetLife is financially unable to pay the portion of the claim, Dorinco will be obligated to pay the full amount of the claim directly. Similarly, if Dorinco is financially unable to pay its designated percentage of a particular claim, MetLife will be obligated to pay the entire amount of the claim. Neither MetLife nor Dorinco will charge the Plan any administrative fees, commissions or other consideration as a result of the participation of Dorinco. This joint insurance arrangement does not apply to coverage for Retired Hourly Employees who were employed at Michigan Operations.

Section 8.    Your Rights

        You have certain rights under the Retiree Dependent Insurance Plan and are entitled to certain information by law. Be sure to review the Filing a Claim section, Appealing a Denial of Claims section, Fraud Against the Plan section, Grievance Procedure section, Your Legal Rights section, Welfare Benefits section, Company's Right to Amend, Modify, and Terminate the Plans section, Disposition of Plan Assets if the Plan is Terminated section, For More Information section, Important Note section and ERISA Information section at the end of this SPD.

Section 9.    End of Coverage

        You may choose to cancel your coverage at any time by completing a new enrollment form and returning it to your Retiree Service Center office. Otherwise, coverage ends:

  •
  In the event of your death.

  •
  For your Spouse of Record/Domestic Partner of Record or Dependent child, when he or she is no longer eligible according to the terms of the Plan. In this case, complete a new enrollment form in order to receive a reduction in your monthly premium.

        If you cancel coverage, you may not re-enroll in the future.

Section 10.    Converting to an Individual Policy

        If your Spouse of Record/Domestic Partner of Record or Dependent child loses coverage because of your death or because he or she no longer meets eligibility requirements, their coverage may be converted to an individual non-term policy through MetLife, Inc.. (In the case of minor children, the parent or legal guardian may act on their behalf.)

        A conversion application must be filed and the required premium payment made to MetLife within 31 days of loss of coverage. Your Spouse of Record/Domestic Partner of Record or Dependent child's guardian should contact the Dow Retiree Service Center to obtain a form for converting the coverage. Once the form has been obtained, he or she should contact the MetLife Conversion Group at 1-800-MET-LIFE or 1-800-638-5433.

        The cost of this individual coverage will probably be significantly higher than the group plan. Although not required, providing proof of insurability may help reduce the cost.

Section 11.    Filing a Claim

        See Claims Procedures Appendix of this SPD.

Section 12.    Appealing a Denial of Claim

        See Claims Procedures Appendix of this SPD.

Section 13.    Fraud Against the Plan

        Any Plan Participant who intentionally misrepresents information to the Plan or knowingly misinforms, deceives or misleads the Plan or knowingly withholds relevant information may have his/her coverage cancelled retroactively to the date deemed appropriate by the Plan Administrator. Further, such Plan Participant may be required to reimburse the Plan for Claims paid by the Plan. The employer may determine that termination of employment is appropriate and the employer and/or the Plan may choose to puruse civil and/or criminal action. The Plan Administrator may determine that the Participant is no longer eligible for coverage under the Plan because of his or her actions.

Section 14.    Grievance Procedure

        If you want to appeal the denial of a claim for benefits, see Claims Procedures Appendix of this SPD.

        If you feel that anyone is discriminating against you for exercising your rights under these Plans, or if you feel that someone has interfered with the attainment of any right to which you feel you are entitled under these Plans, or if you you feel that the Plan Administrator has denied you any right you feel that you have under these Plans, you must notify the Plan Administrator (listed in the "ERISA Information" section of this SPD) in writing within 90 days of the date of the alleged wrongdoing. The Plan Administrator will investigate the allegation and respond to you in writing within 120 days. If the Plan Administrator determines that your allegation has merit, the Plan Administrator will either correct the wrong (if it was the Plan which did the wrong), or will make a recommendation to the Plan Sponsor or Participating Employer if any of them have been alleged to be responsible for the wrongdoing. If the Plan Administrator determines that your allegation is without merit, you may appeal the Plan Administrator's decision. You must submit written notice of your appeal to the Plan

        Administrator within 60 days of receipt of the Plan Administrator's decision. Your appeal will be reviewed and you will receive a written response within 60 days, unless special circumstances require an extension of time. (The Plan Administrator will give you written notice and reason for the extension.) In no event should the decision take longer than 120 days after receipt of your appeal. If you are not satisfied with the Plan Administrator's response to your appeal, you may file suit in court. If you file a lawsuit, you must do so within 120 days from the date of the Plan Administrator's written response to your appeal. Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

Section 15.    Your Legal Rights

        When you are a Participant in the Retiree Company-Paid, Retiree Optional or Retiree Dependent Life Insurance Plans, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). This law requires that all Plan Participants must be able to:

  •
  Examine, without charge, at the Plan Administrator's office and at other specified locations, the Plan Documents and the latest annual reports filed with the U.S. Department of Labor and available at the Public Disclosure Room of the Pension and Welfare Benefit Administration.

  •
  Obtain, upon written request to the Plan Administrator, copies of the Plan Documents and Summary Plan Descriptions. The Administrator may charge a reasonable fee for the copies.

  •
  Receive a summary of each Plan's annual financial report. The Plan Administrator is required by law to furnish each Participant with a copy of this summary annual report.

        In addition to creating rights for you and all other Plan Participants, ERISA imposes duties on the people who are responsible for operating an employee benefit plan. The people who operate the Plans, called "fiduciaries" of the Plans, have a duty to act prudently and in the interest of you and other Plan Participants and beneficiaries.

        No one, including your employer or any other person, may discharge you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit, or from exercising your rights under ERISA. If you have a claim for benefits that is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

        Under ERISA, there are steps you can take to enforce the legal rights described above. For instance, if you request materials from one of the Plans and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you must file a written appeal within the time period specified in the Plan's Claims Procedures. Failure to comply with the Plan's claims procedures may significantly jeopardize your rights to benefits. If you are not satisfied with the final appellate decision, you may file suit in Federal court. If you file a lawsuit, you must do so within 120 days from the date of the Claims Administrator's or the Plan Administrator's final written decision (or the deadline the Claims Administrator or Plan Administrator had to notify you of a decision). Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit. The court will decide who should pay court costs and legal fees. If you are successful the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

        If it should happen that plan fiduciaries misuse one of the Plan's money, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. If you file a lawsuit, you must do so within 120 days from the date of the alleged misuse. Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

        If you feel that anyone is discriminating against you for exercising your rights under this benefit plan, or if you feel that someone has interfered with the attainment of any right to which you feel you are entitled under any of the Plans, you must notify the Plan Administrator listed in the "ERISA Information" section of this SPD in writing within 120 days of the date of the alleged wrongdoing. The Plan Administrator will investigate the allegation and respond to you in writing within 120 days. If the Plan Administrator determines that your allegation has merit, the Plan Administrator will either correct the wrong, if it was the Plan which did the wrong, or will make a recommendation to the Plan Sponsor or Participating Employer if any of them have been alleged to be responsible for the wrongdoing. If the Plan Administrator determines that your allegation is without merit, you may appeal the Plan Administrator's decision. You must submit written notice of your appeal to the Plan Administrator within 60 days of receipt of the Plan Administrator's decision. Your appeal will be reviewed and you will receive a written response within 60 days. If you are not satisfied with the Plan Administrator's response to your appeal, you may file suit in Federal court. If you file a lawsuit, you must do so within 120 days from the date of the Plan Administrator's written response to your appeal. Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

        If you have any questions about the Program, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Pension and Welfare Benefits Administration.

Section 16.    Welfare Benefits

        Welfare benefits, such as the Retiree Company-Paid Life Insurance Plan, Retiree Optional Life Insurance Plan and Retiree Dependent Life Insurance Plan, are not required to be guaranteed by a government agency.

Section 17.    The Company's Right to Amend, Modify, and Terminate the Plans

        The Company reserves the right to amend, modify or terminate the Retiree Company-Paid Life Insurance Plan, Retiree Optional Life Insurance Plan and Retiree Dependent Life Insurance Plan at any time at its sole discretion. Amendments, modifications, or termination of the any of the Plans that have a financial impact of U.S. $10 million or more to The Dow

Chemical Company (Company) in any single year require the approval of the Board of Directors of the Company or any committee of the Company that the Board may authorize to act on its behalf. Amendments, modifications, or termination of any of the Plans that have a financial impact of less than U.S. $10 million to the Company in any single year must be signed by the President or a Vice President of the Company and reviewed by the applicable Plan Administrator and an attorney in the Company's Legal Department. Certain modifications or amendments of the Plans which the Company deems necessary or appropriate to conform the Plans to, or satisfy the conditions of, any law, governmental regulation or ruling, and to permit the Plans to meet the requirements of the Internal Revenue Code may be made retroactively if necessary. Other amendments or modifications may also be made retroactively effective.

Section 18.    Disposition of Plan Assets if the Plans are Terminated

        The Company may terminate any of the Plans at any time at its sole discretion. If the Company terminates a Plan, the assets of the Plan, if any, shall not be used by the Company, but may be used in any of the following ways:

  1)
  to provide benefits for Participants in accordance with the Plan, and/or

  2)
  to pay third parties to provide such benefits, and/or

  3)
  to pay expenses of the Plan and/or the Trust holding the Plan's assets, and/or

  4)
  to provide cash for Participants, as long as the cash is not provided disproportionately to officers, shareholders, or Highly Compensated Employees.

Section 19.    For More Information

        If you have questions, contact the Retiree Service Center, The Dow Chemical Company, Employee Development Center, Midland, Michigan 48674; Phone (800) 344-0661.

Section 20.    Important Note

        This booklet is the summary plan description (SPD) for The Dow Chemical Company Group Life Insurance Program's Retiree Company-Paid Life Insurance Plan, The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program's Retiree Optional Life Insurance Plan, and The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program's Retiree Dependent Life Insurance Plan. However, it is not all-inclusive and it is not intended to take the place of each Plan's legal documents. In case of conflict between this SPD and the applicable Plan Document, the applicable Plan Document will govern.

        The Plan Administrator and the Claims Administrator are Plan fiduciaries. The Plan Administrator has the full and complete discretion to interpret and construe all of the provisions of the Plans for all purposes except to make Claims for Plan Benefits determinations, which discretion is reserved for the Claims Administrator, and such interpretation shall be final, conclusive and binding. The Plan Administrator also has the full and complete discretion to make findings of fact for all purposes except to make Claims for Plan Benefits determinations, which discretion is reserved for the Claims Administrator, and the Plan Administrator has the full authority to apply those findings of fact to the provisions of the Plans. All findings of fact made by the Plan Administrators shall be final, conclusive and binding. The Plan Administrator has the full and complete discretion to decide whether or not it is making a Claims for Plan Benefits determination. For a detailed description of the Plan Administrator's authority, see the applicable Plan Document.

        For the purpose of making Claims for Plan Benefits determinations, the Claims Administrator has the full and complete discretion to interpret and construe the provisions of the Plans, and such interpretation shall be final, conclusive and binding. For the purpose of making Claims for Plan Benefits determinations, the Claims Administrator also has the full and complete discretion to make findings of fact and to apply those findings of fact to the provisions of the Plans. All findings of fact made by the Claims Administrator shall be final, conclusive and binding. For a detailed description of the Claims Administrator's authority, see the applicable Plan Document.

ERISA INFORMATION
The Dow Chemical Company Group Life Insurance Program's
Retiree Company-Paid Life Insurance Plan
(A Welfare Benefit Plan)

Plan Sponsor:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079
Employer Identification Number:	38-1285128
Plan Number:	507
Group Policy Number:	11700-G
Plan Administrator and Fiduciary:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079
To Apply For A Benefit Contact:	See Claims Procedures Appendix to this SPD
To Appeal A Benefit Determination, File with:	See Claims Procedures Appendix to this SPD
To Serve Legal Process, File With:	General Counsel The Dow Chemical Company c/o HR Legal Department 2030 Dow Center Midland, MI 48674
Claims Administrator and Fiduciary:
Metropolitan Life Insurance Company administers claims under a group policy issued to The Dow Chemical Company
Metropolitan Life Insurance Company
Group Life Claims
Onedia County Industrial Park
Utica, NY 13504-6115
Plan Year:	The Plan's fiscal records are kept on a plan year beginning January 1 and ending December 31.
Funding:
Except for Plan Option I, the Participating Employers pay the entire premium for the Plan. For Plan Option I, the Retiree and the Participating Employer share the premiums. Benefits are funded through a group insurance contract with Metropolitan Life Insurance Company. The assets of the Plans may be used at the discretion of the Plan Administrator to pay for any benefits provided under the Plans, as the Plans may be amended from time to time, as well as to pay for any expenses of the Plans. Such expenses may include, and are not limited to, consulting fees, actuarial fees, attorney's fees, third party administrator fees, and other administrative expenses.

ERISA Information
The Dow Chemical Company
Employee-Paid and Dependent Life Insurance Program's
Retiree Optional Life Insurance Plan
(Welfare Benefit Plans)

Plan Sponsor:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079
Employer Identification Number:	38-1285128
Plan Number:	515
Group Policy Number:	11700-G
Plan Administrator and Fiduciary:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079
To Apply For A Benefit:	See Claims Procedures Appendix to this SPD
To Appeal A Benefit Determination:	See Claims Procedures Appendix to this SPD
To Serve Legal Process, File With:	General Counsel The Dow Chemical Company c/o HR Legal Department 2030 Dow Center Midland, MI 48674
Claims Administrator and Fiduciary:	Metropolitan Life Insurance Company administers claims under a group policy issued to The Dow Chemical Company.
Metropolitan Life Insurance Company Group Life Claims Onedia County Industrial Park Utica, NY 13504-6115
Plan Year:	The Plan's fiscal records are kept on a plan year beginning January 1 and ending December 31.
Funding:
Retirees pay the entire premium for the Plan. Benefits are funded through a group insurance contract with Metropolitan Life Insurance Company. The assets of the Plan may be used at the discretion of the Plan Administrator to pay for any benefits provided under the Plan, as the Plan may be amended from time to time, as well as to pay for any expenses of the Plan. Such expenses may include, and are not limited to, consulting fees, actuarial fees, attorneys fees, third party administrator fees, and other administrative expenses.

Joint Insurance Arrangement:
Dorinco and MetLife have entered an arrangement approved by the U.S. Department of Labor (DOL Advisory Opinion Letter 97-24A) in which if MetLife is insolvent, the entire life insurance benefit will be paid by Dorinco. If Dorinco is insolvent, the entire life insurance benefit will be paid by Metropolitan.
Dorinco's address is: Dorinco Reinsurance Company 1320 Waldo Avenue Dorinco Building Midland, MI 48642

ERISA Information
The Dow Chemical Company
Employee-Paid and Dependent Life Insurance Program's
Retiree Dependent Life Insurance Plan
(Welfare Benefit Plans)

Plan Sponsor:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-800-336-4456
Employer Identification Number:	38-1285128
Plan Number:	515
Group Policy Number:	11700-G
Plan Administrator and Fiduciary:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079
To Apply For A Benefit:	See Claims Procedures Appendix to this SPD
To Appeal A Benefit Determination:	See Claims Procedures Appendix to this SPD
To Serve Legal Process, File With:	General Counsel The Dow Chemical Company c/o HR Legal Department 2030 Dow Center Midland, MI 48674
Claims Administrator and Fiduciary:
Metropolitan Life Insurance Company administers claims under a group policy issued to The Dow Chemical Company.
Metropolitan Life Insurance Company
Group Life Claims
Onedia County Industrial Park
Utica, NY 13504-6115
Plan Year:	The Plan's fiscal records are kept on a plan year beginning January 1 and ending December 31.
Funding:
Retirees pay the entire premium for the Plan. Benefits are funded through a group insurance contract with Metropolitan Life Insurance Company.The assets of the Plan may be used at the discretion of the Plan Administrator to pay for any benefits provided under the Plan, as the Plan may be amended expenses may include, and are not limited to, consulting fees, actuarial fees, attorneys fees, third party administrator fees, and other administrative expenses.

Joint Insurance Arrangement:
Dorinco and MetLife have entered an arrangement approved by the U.S. Department of Labor (DOL Advisory Opinion Letter 97-24A) in which if MetLife is insolvent, the entire life insurance benefit will be paid by Dorinco. If Dorinco is insolvent, the entire life insurance benefit will be paid by Metropolitan.
Dorinco's address is: Dorinco Reinsurance Company 1320 Waldo Avenue Dorinco Building Midland, MI 48642

CLAIMS PROCEDURES APPENDIX

Summary Plan Descriptions of the life insurance plans sponsored by
The Dow Chemical Company

You Must File a Claim in Accordance with These Claims Procedures

        A "Claim" is a written request by a claimant for a Plan benefit or an Eligibility Determination. There are two kinds of Claims:

        A Claim for Plan Benefits is a request for benefits covered under the Plan.

  An Eligibility Determination is a kind of Claim. It is a request for a determination as to whether a claimant is eligible to be a Participant or covered Dependent under the Plan.

        You must follow the claims procedures for either CLAIMS FOR PLAN BENEFITS or CLAIMS FOR AN ELIGIBILITY DETERMINATION, whichever applies to your situation. See applicable sections below entitled CLAIMS FOR PLAN BENEFITS and CLAIMS FOR ELIGIBILITY DETERMINATIONS.

Who Will Decide Whether to Approve or Deny My Claim?

        The Dow Chemical Company will approve or deny a Claim for an Eligibility Determination. The initial determination is made by the Dow Benefit Center. If you appeal, the appellate decision is made by the Director of Global Benefits.

        MetLife will approve or deny a Claim for Plan Benefits. MetLife is the Claims Administrator for both the initial determination and (if there is an appeal), the appellate determination.

An Authorized Representative May Act on Your Behalf

        An Authorized Representative may submit a Claim on behalf of a Plan Participant. The Plan will recognize a person as a Plan Participant's "Authorized Representative" if such person submits a notarized writing signed by the Participant stating that the Authorized Representative is authorized to act on behalf of such Participant. A court order stating that a person is authorized to submit Claims on behalf of a Participant will also be recognized by the Plan.

Authority of the Administrators and Your Rights Under ERISA

        The Administrators have the full, complete, and final discretion to interpret the provisions of the Plan and to make findings of fact in order to carry out their respective Claims decision-making responsibilities.

        Interpretations and claims decisions by the Administrators are final and binding on Participants. If you are not satisfied with an Administrator's final appellate decision, you may file a civil action against the Plan under s. 502 of the Employee Retirement Income Security Act (ERISA) in a federal court. If you file a lawsuit, you must do so within 120 days from the date of the Administrator's final written decision. Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

CLAIMS FOR PLAN BENEFITS

Information Required In Order to Be a "Claim":

        For Claims that are requests for Plan benefits, the claimant must complete a MetLife claims form. Call the Retiree Service Center to obtain a form 1-800/344-0661. In addition, you must attach a certified death certificate (must be certified by the government authority, as exhibited by a "raised seal" on the certificate). You may request assistance from the Dow Benefits Center (1-989/636-9556) if you need help completing the MetLife claims form.

        Once you have completed the MetLife claims form, you must send it and the certified death certificate to:

  Dow Benefits Center
  The Dow Chemical Company
  Employee Development Center
  Midland, MI 48674
  Attention: Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries.

        The Dow Benefits Center will review and sign your completed MetLife claims form and forward the form and death certificate to:

  Metropolitan Life Insurance Company
  Group Life Claims
  Oneida Country Industrial Park
  Utica, NY 13504-6115
  Attention: Claims Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries.

CLAIMS FOR DETERMINATION OF ELIGIBILITY

Information Required In Order to Be a "Claim":

        For Claims that are requests for Eligibility Determinations, the Claims must be in writing and contain the following information:

  •
  State the name of the Employee, and also the name of the person (Employee, Spouse of Record/Domestic Partner of Record, Dependent child, as applicable) for whom the Eligibility Determination is being requested

  •
  Name the benefit plan for which the Eligibility Determination is being requested

  •
  If the Eligibility Determination is for the Employee's Dependent, describe the relationship for whom an Eligibility Determination is being requested to the Employee (eg. Spouse of Record/Domestic Partner of Record, Dependent child, etc.)

  •
  Provide documentation of such relationship (eg. marriage certificate/statement of Domestic Partnership, birth certificate, etc)

Claims for Eligibility Determinations must be filed with:

  Dow Benefits Center
  The Dow Chemical Company
  Employee Development Center
  Midland, MI 48674
  Attention: Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries. (Eligibility Determination)

INITIAL DETERMINATIONS

        If you submit a Claim for Plan Benefits or a Claim for Eligibility Determination to the applicable Administrator, the applicable Administrator will review your Claim and you notify you of its decision to approve or deny your Claim. Such notification will be provided to you in writing within a reasonable period, not to exceed 90 days of the date you submitted your claim; except that under special circumstances, the Administrator may have up to an additional 90 days to provide you such written notification. If the Administrator needs such an extension, it will notify you prior to the expiration of the initial 90 day period, state the reason why such an extension is needed, and indicate when it will make its determination. If the applicable Administrator denies the Claim, the written notification of the Claims decision will state the reason(s) why the Claim was denied and refer to the pertinent Plan provision(s). If the Claim was denied because you did not file a complete Claim or because the Administrator needed additional information, the Claims decision will state that as the reason for denying the Claim and will explain why such information was necessary.

APPEALING THE INITIAL DETERMINATION

        If the applicable Administrator has denied your Claim for Plan Benefits or Claim for Eligibility Determination, you may appeal the decision. If you appeal the Administrator's decision, you must do so in writing within 60 days of receipt of the Administrator's determination, assuming that there are no extenuating circumstances, as determined by the applicable Administrator. Your written appeal must include the following information:

  •
  Name of Employee

  •
  Name of Dependent or beneficiary, if the Dependent or beneficiary is the person who is appealing the Administrator's decision

  •
  Name of the benefit Plan

  •
  Reference to the Initial Determination

  •
  Explain reason why you are appealing the Initial Determination

Send appeals of Eligibility Determinations to:

  Director of Global Benefits
  The Dow Chemical Company
  2020 Dow Center
  Midland, MI 48674
  Attention: Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries. (Appeal of Eligibility Determination)

Send appeals of benefit denials to:

  Metropolitan Life Insurance Company
  Group Life Claims
  Oneida County Industrial Park
  Utica, NY 13504-6115
  Attention: Claims Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries. (Appellate Review)

        You may submit any additional information to the applicable Administrator when you submit your request for appeal. You may also request that the Administrator provide you copies of documents, records and other information that is relevant to your Claim, as determined by the applicable Administrator under applicable federal regulations. Your request must be in writing. Such information will be provided at no cost to you.

        After the applicable Administrator receives your written request to appeal the initial determination, the Administrator will review your Claim. Deference will not be given to the initial adverse decision, and the appellate reviewer will look at the Claim anew. The person who will review your appeal will not be the same person as the person who made the initial decision to deny the Claim. In addition, the person who is reviewing the appeal will not be a subordinate who reports to the person who made the initial decision to deny the Claim. The Administrator will notify you in writing of its final decision. Such notification will be provided within a reasonable period, not to exceed 60 days of the written request for appellate review, except that under special circumstances, the Administrator may have up to an additional 60 days to provide written notification of the final decision. If the Administrator needs such an extension, it will notify you prior to the expiration of the initial 60 day period, state the reason why such an extension is needed, and indicate when it will make its determination. If the Administrator determines that it does not have sufficient information to make a decision on the Claim prior to the expiration of the initial 60 day period, it will notify you. It will describe any additional material or information necessary to submit to the Plan, and provide you with the deadline for submitting such information. The initial 60 day time period for the Administrator to make a final written decision, plus the 60 day extension period (if applicable) are tolled from the date the notification of insufficiency is sent to you until the date on which it receives your response. ("Tolled" means the "clock or time is stopped or suspended". In other words, the deadline for the Administrator to make its decision is "put on hold" until it receives the requested information). The tolling period ends when the Administrator receives your response, regardless of the adequacy of your response.

        If the Administrator has determined to that its final decision is to deny your Claim, the written notification of the decision will state the reason(s) for the denial and refer to the pertinent Plan provision(s).

QuickLinks

  EXHIBIT 10(t)
Chapter Three: Retiree Dependent Life Insurance Plan
ERISA Information The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program's Retiree Dependent Life Insurance Plan (Welfare Benefit Plans)